Income Taxes Components of the Provision for Income Taxes (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Current taxes:
United States	$ 57	$ 32	$ 165
International	1,577	1,397	1,209
Total current tax expense	1,634	1,429	1,374
Deferred taxes:
United States	5	5	5
International	32	(255)	(51)
Total deferred tax expense (benefit)	37	(250)	(46)
Income tax expense	$ 1,671	$ 1,179	$ 1,328